Exhibit 99.1

Kimberly-Clark Corporation Announces Extension of the Expiration Date for Exchange Offers for Kenvue Notes

DALLAS, October 27, 2026 – Kimberly-Clark Corporation (NASDAQ: KMB) (“Kimberly-Clark”) announced today the extension of the expiration date of the offers to exchange (each an “Exchange Offer” and, collectively, the “Exchange Offers”) any and all outstanding notes (the “Kenvue Notes”) issued by Kenvue Inc. (NYSE: KVUE) (“Kenvue”) for up to $7,000,000,000 aggregate principal amount of new notes to be issued by Kimberly-Clark (the “Kimberly-Clark Notes”). Kimberly-Clark hereby extends such expiration date from 5:00 p.m., New York City time, on October 27, 2026, to 5:00 p.m., New York City time, on November 2, 2026 (as the same may be further extended, the “Expiration Date”).

Except as described in this press release, all other terms of the Exchange Offers remain unchanged.

As of 5:00 p.m., New York City time, on October 27, 2026, the principal amounts of Kenvue Notes set forth in the table below had been validly tendered and not validly withdrawn:

Title of Series of Kenvue Notes	CUSIP/ISIN No. of Kenvue Notes(1)	Principal Amount Outstanding	Principal Amount Tendered as of 5:00 p.m., New York City time, on October 27, 2026	Percentage of Outstanding Principal Amount Tendered
5.050% Senior Notes due 2028	49177JAF9 / US49177JAF93	$1,000,000,000	$739,298,000	73.93%
5.000% Senior Notes due 2030	49177JAH5 / US49177JAH59	$1,000,000,000	$846,524,000	84.65%
4.850% Senior Notes due 2032	49177JAS1 / US49177JAS15	$750,000,000	$702,706,000	93.69%
4.900% Senior Notes due 2033	49177JAK8 / US49177JAK88	$1,250,000,000	$1,152,617,000	92.21%
5.100% Senior Notes due 2043	49177JAM4 / US49177JAM45	$750,000,000	$728,377,000	97.12%
5.050% Senior Notes due 2053	49177JAP7 / US49177JAP75	$1,500,000,000	$1,478,069,000	98.54%
5.200% Senior Notes due 2063	49177JAR3 / US49177JAR32	$750,000,000	$726,335,000	96.84%

(1)	No representation is made as to the correctness or accuracy of the CUSIP numbers listed in this press release or printed on the Kenvue Notes. Such CUSIP numbers are provided solely for the convenience of the holders of Kenvue Notes.

In addition, the confidential offering memorandum and consent solicitation statement dated September 28, 2026 (as amended from time to time, including by this press release, the “Offering Memorandum”) is hereby amended to incorporate by reference Kenvue’s unaudited consolidated financial statements and related notes for the three and nine months ended September 27, 2026 and September 28, 2025 that will be included in Kenvue's Quarterly Report on Form 10-Q to be filed with the U.S. Securities and Exchange Commission (“SEC”). The Exchange Offers are being made pursuant to the terms and subject to the conditions set forth in the Offering Memorandum, and are conditioned upon the consummation of Kimberly-Clark’s previously announced pending acquisition of Kenvue (the “Acquisition”), which condition may not be waived by Kimberly-Clark, and certain other conditions that may be waived by Kimberly-Clark. The settlement date for the Exchange Offers is expected to occur promptly after the Expiration Date.

On the early participation date of October 9, 2026, requisite consents were received for adopting certain amendments (the “Amendments”) to the indenture governing the Kenvue Notes and a supplemental indenture to the Kenvue Indenture containing the Amendments was executed. The Amendments will become operative only upon settlement of the Exchange Offers.

The Kimberly-Clark Notes have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or securities laws of any state or any other jurisdiction. Unless registered, the Kimberly-Clark Notes may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Exchange Offers will only be made, and the Kimberly-Clark Notes are only being offered and will only be issued, (a) to persons reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in compliance with Rule 144A under the Securities Act and (b) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act, and (if a resident in a member state of the European Economic Area) such person is not a “EEA retail investor” or (if a resident in the United Kingdom) such person is not a “UK retail investor” (as defined in the Offering Memorandum) or (if resident in Canada) it is a “non-U.S. Canadian qualified offeree” (such persons, “Eligible Holders”). Eligible Holders who are located or resident outside of the United States may be subject to other eligibility criteria. Only Eligible Holders who properly complete and return the eligibility letter (the “Eligibility Letter”), which is available from the Information Agent (as defined below), are authorized to receive and review the Offering Memorandum and to participate in the Exchange Offers.

Holders who desire to obtain a copy of the Eligibility Letter should contact D.F. King & Co., Inc., the information and exchange agent for the Exchange Offers (the “Information Agent”), at: (800) 967-7635 (banks and brokers) or (646) 602-4897 (all others), at www.dfking.com/kmb-kvue or by email at kmb-kvue@dfking.com. D.F. King & Co., Inc. will also provide copies of the Offering Memorandum to Eligible Holders.

The Exchange Offers are being made only pursuant to the Offering Memorandum. The Offering Memorandum and other documents relating to the Exchange Offers will be distributed only to Eligible Holders. The Exchange Offers are not being made to holders of Kenvue Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. The Kimberly-Clark Notes have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the Offering Memorandum.

None of Kimberly-Clark, Kimberly-Clark’s subsidiaries, its and their respective directors or officers, the dealer managers and solicitation agents, the exchange agent, the information agent, any trustee for the Kimberly-Clark Notes or the Kenvue Notes, their respective affiliates, or any other person is making any recommendation as to whether holders should tender their Kenvue Notes in the Exchange Offers.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The Kimberly-Clark Notes offered in the Exchange Offers have not been registered under the Securities Act or any state securities laws. Therefore, the Kimberly-Clark Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

About Kimberly-Clark

Kimberly-Clark (NASDAQ: KMB) and its trusted brands are an indispensable part of life for people in more than 175 countries and territories. Our portfolio of brands, including Huggies, Kleenex, Scott, Kotex, Cottonelle, Poise, Depend, Pull-Ups, Goodnites, Intimus, Plenitud, Sweety, Softex, Viva and WypAll, hold No. 1 or No. 2 share positions in approximately 70 countries. Our company’s purpose is to deliver Better Care for a Better World. We are committed to using sustainable practices designed to support a healthy planet, build strong communities, and enable our business to thrive for decades to come. The KMB stock is a large cap growth and value stock and core S&P 500 equity held by more than 400 Exchange Traded Funds. Kimberly-Clark is considered a dividend aristocrat, having paid a cash dividend to shareholders for 92 consecutive years and increased its dividend for 54 consecutive years.

Forward Looking Statements

Certain statements contained in this press release, including the expected timing of completion of the Acquisition and the Exchange Offers, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and are qualified by the inherent risks and uncertainties surrounding future expectations generally. There can be no assurance that these future events will occur as anticipated or that our results will be as estimated. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond our control. Forward-looking statements are based upon the expectations and beliefs of the management of Kimberly-Clark as of the date they were made and speak only as of the date they were made. We undertake no obligation to publicly update any forward-looking statements. Some of these forward-looking statements can be identified by words like “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” or “would,” the negative of these words, other terms of similar meaning or the use of future dates.

The assumptions used as a basis for the forward-looking statements include many estimates. Many factors outside our control, including risks and uncertainties around the Acquisition, could affect the realization of these estimates. Additional information and factors concerning these risks, uncertainties and assumptions can be found in Kimberly-Clark’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the risk factors discussed in Kimberly-Clark’s most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC. Forward-looking statements included herein are made only as of the date hereof and Kimberly-Clark undertakes no obligation to update any forward-looking statements, or any other information in this press release, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent. All forward-looking statements in this press release are qualified in their entirety by this cautionary statement.

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